SENIOR DEBT	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
SENIOR DEBT	SENIOR DEBT
Effective September 11, 2009, the Company entered into a credit facility with Wells Fargo Preferred Capital, Inc. As amended to date, the credit agreement provides for borrowings and reborrowing’s of up to $230.0 million, subject to certain limitations, and all borrowings are secured by the finance receivables of the Company. The credit agreement contains covenants customary for financing transactions of this type. The credit agreement contains covenants customary for financing transactions of this type. Available borrowings under the credit agreement were $162.5 million and $169.7 million at December 31, 2022 and 2021, at an interest rate of 6.97% and 3.50%, respectively. At December 31, 2022, the Company had borrowings of $67.5 million under the credit agreement. The Company had borrowings of $60.3 million under the credit agreement at December 31, 2021.
Available but unborrowed amounts under the credit agreement are subject to a periodic unused line fee of 0.50% The interest rate under the credit agreement is equivalent to the greater of (a) 0.75% per annum plus the Applicable Margin or (b) the one month secured overnight financing rate (the “SOFR Rate”) plus the term SOFR adjustment (the "Adjusted Term SOFR Rate") plus the Applicable Margin. The Adjusted Term SOFR Rate is adjusted on the first day of each calendar month based upon the SOFR Rate as of the last day of the preceding calendar month. The Applicable Margin is 2.75%. The interest rate on the credit agreement at December 31, 2022 and 2021 was 6.97% and 3.50%, respectively.
The credit agreement has a commitment termination date of February 28, 2025. Any then- outstanding balance under the Credit Agreement would be due and payable on such date. The lender also may terminate the agreement upon the violation of any of the financial ratio requirements or covenants contained in the credit agreement or if the financial condition of the Company becomes unsatisfactory to the lender, according to standards set forth in the credit agreement. Such financial ratio requirements include a minimum equity requirement, a minimum EBITDA ratio and a minimum debt to equity ratio, among others. At December 31, 2022, the Company was in compliance with all financial covenants.
The Company’s Senior Demand Notes are unsecured obligations which are payable on demand. The interest rate payable on any Senior Demand Note is a variable rate, compounded daily, established from time to time by the Company.
Commercial paper is issued by the Company only to qualified investors, in amounts in excess of $50,000, with maturities of less than 260 days and at interest rates that the Company believes are competitive in its market. Additional data related to the Company's senior debt is as follows:

Year Ended December 31	Weighted Average Interest Rate at End of Year	Maximum Amount Outstanding During Year	Average Amount Outstanding During Year	Weighted Average Interest Rate During Year (1)
	(In thousands, except % data)
2022
Bank Borrowings	6.97%	$81,942	$47,083	7.07%
Senior Demand Notes	1.92	122,860	113,151	1.92
Commercial Paper	3.94	633,534	604,980	3.54

2021
Bank Borrowings	3.50%	$119,304	$68,080	4.83%
Senior Demand Notes	1.91	103,979	95,143	1.90
Commercial Paper	3.46	550,929	491,431	3.48

2020
Bank Borrowings	3.50%	$123,256	$104,206	4.38%
Senior Demand Notes	1.90	87,413	82,509	1.90
Commercial Paper	3.45	431,314	407,156	3.48
(1)Includes unused line fee and administrative fee.